                                                                    EXHIBIT 99.4



               WINDROSE MEDICAL PROPERTIES TRUST AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


         The unaudited pro forma condensed consolidated balance sheet as of March 31, 2005 is presented as if the acquisition of the properties and the preferred offering occurred on March 31, 2005. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2004 and the three months ended March 31, 2005 are presented as if the acquisition of the properties and the preferred offering occurred on January 1, 2004.

         The unaudited pro forma condensed consolidated financial statements of the Company should be read in conjunction with the Company's consolidated historical financial statements including the notes thereto. The unaudited pro forma condensed consolidated financial statements do not purport to represent the Company's financial position as of March 31, 2005, or the results of operations for the year ended December 31, 2004 or the three months ended March 31, 2005 that would have actually occurred had the acquisitions and the preferred offering been completed on March 31, 2005 or January 1, 2004 or to project the Company's financial position or results of operations as of any future date or for any future period.

               WINDROSE MEDICAL PROPERTIES TRUST AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2005
                                   (Unaudited)
                    (In thousands, except per share amounts)


                                                                                               PREFERRED
                                                                         ACQUISITION           OFFERING
                                                                          PRO FORMA            PRO FORMA
                                                       HISTORICAL        ADJUSTMENTS          ADJUSTMENTS           PRO FORMA
                                                       ----------        -----------          -----------           ---------
ASSETS

Net Real Estate Investments                             $ 313,844         $  77,965(A)         $      --            $ 391,809
Cash and Cash Equivalents                                   8,475           (15,181)(B)           11,434 (F)            4,728
Other Assets                                               14,165             1,684(C)                --               15,849
                                                        ---------         ---------            ---------            ---------
     TOTAL ASSETS                                       $ 336,484         $  64,468            $  11,434            $ 412,386
                                                        =========         =========            =========            =========

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Secured Debt                                              173,347            63,969(D)           (39,523)(F)          197,793
Accounts Payable and Other Liabilities                     12,180               499(E)                --               12,679
                                                        ---------         ---------            ---------            ---------
     TOTAL LIABILITIES                                    185,527            64,468              (39,523)(F)          210,472

Minority Interest                                           5,679                --                   --                5,679

SHAREHOLDERS' EQUITY
Preferred Stock ($.01 par value)                               --                --                   21(F)                21
Common Stock ($.01 par value)                                 137
                                                                                 --                   --                  137
Additional Paid In Capital                                152,555                --               50,936(F)           203,491
Accumulated Other Comprehensive Income                        160                --                   --                  160
Deferred Stock Compensation                                  (888)               --                   --                 (888)
Distributions in Excess of Net Income                      (6,686)               --                   --               (6,686)
                                                        ---------         ---------            ---------            ---------
     TOTAL SHAREHOLDERS' EQUITY                           145,278                --               50,957              196,235

                                                        ---------         ---------            ---------            ---------
TOTAL LIABILITIES AND EQUITY                            $ 336,484         $  64,468            $  11,434            $ 412,386
                                                        =========         =========            =========            =========

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements

               WINDROSE MEDICAL PROPERTIES TRUST AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2005
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                              PRO FORMA          PRO FORMA
                                                                  2005       ADJUSTMENTS        ADJUSTMENTS
                                                              ACQUISITIONS       2005           PREFERRED
                                                 HISTORICAL   HISTORICAL(G)  ACQUISITIONS        OFFERING          PRO FORMA
                                                 ----------   -------------  ------------       -----------        ---------
RENTAL OPERATIONS:
 Revenues:
   Rental income                                  $  9,398       $  2,477      $    (13)(K)      $     --          $ 11,862

   Operating expenses:
     Rental Operations                               2,686            728            (8)(N)            --             3,406
     Depreciation and amortization                   2,117             --           635 (H)            --             2,752
                                                  --------       --------      --------          --------          --------

        TOTAL OPERATING EXPENSES                     4,803            728           627                --             6,158
                                                  --------       --------      --------          --------          --------

          Income from rental operations              4,595          1,749          (640)               --             5,704
                                                  --------       --------      --------          --------          --------

SERVICE OPERATIONS (HADC):
  Total income (loss) from service
    operations                                         118             --            --                --               118
                                                  --------       --------      --------          --------          --------

GENERAL AND ADMINISTRATIVE EXPENSES:
  Corporate and rental operations                      989             --            --                --               989
                                                  --------       --------      --------          --------          --------

        Operating income (loss)                      3,724          1,749          (640)               --             4,833

OTHER INCOME (EXPENSE):
  Interest income (expense), net                    (2,647)            --        (1,070)(I)           515(J)         (3,202)
  Gain (loss) on interest rate swap                     68             --            --                --                68
  Other Income (expense)                               (37)            --            --                --               (37)
                                                  --------       --------      --------          --------          --------

      TOTAL OTHER INCOME (EXPENSE)                  (2,616)            --        (1,070)              515            (3,171)

         Income (loss) before income
           taxes                                     1,108          1,749        (1,710)              515             1,662

Income tax benefit (expense)                           (49)            --            --                --               (49)
                                                  --------       --------      --------          --------          --------

Income (loss) before minority interest               1,059          1,749        (1,710)              515             1,613

Minority interest in income (loss)
  of common unit holders and other
  subsidiaries                                         (39)            --           (1)(L)           (14)(L)           (54)
                                                  --------       --------      --------          --------          --------

Net income (loss) from continuing
  operations                                         1,020          1,749        (1,711)              501             1,559

Dividends on preferred shares                           --             --            --              (984)(M)          (984)
                                                  --------       --------      --------          --------          --------

Net income (loss) from continuing operations
    available for common shareholders             $  1,020       $  1,749      $ (1,711)         $   (483)         $    575
                                                  ========       ========      ========          ========          ========

  Net income (loss) from continuing
    operations per common share:

     Basic and diluted                            $   0.09                                                         $   0.05

     Weighted average number of common
       shares outstanding                           11,885                                                           11,885
     Weighted average number of common and
      dilutive potential common shares              12,288                                                           12,288

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements

               WINDROSE MEDICAL PROPERTIES TRUST AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                              PRO FORMA          PRO FORMA
                                                                  2005       ADJUSTMENTS        ADJUSTMENTS
                                                              ACQUISITIONS       2005           PREFERRED
                                                 HISTORICAL   HISTORICAL(G)  ACQUISITIONS        OFFERING          PRO FORMA
                                                 ----------   -------------  ------------       -----------        ---------

RENTAL OPERATIONS:
  Revenues:
    Rental income                                 $ 30,074       $  9,739      $    193(K)       $     --          $ 40,006


  Operating expenses:
    Rental Operations                                8,453          3,125            --                --            11,578
    Depreciation and amortization                    6,673             --         2,658(H)             --             9,331
                                                  --------       --------      --------          --------          --------

       TOTAL OPERATING EXPENSES                     15,126          3,125         2,658                --            20,909
                                                  --------       --------      --------          --------          --------

         Income from rental operations              14,948          6,614        (2,465)               --            19,097
                                                  --------       --------      --------          --------          --------

SERVICE OPERATIONS (HADC):
  Total income (loss) from service operations          140             --            --                --               140
                                                  --------       --------      --------          --------          --------

GENERAL AND ADMINISTRATIVE EXPENSES:
  Corporate and rental operations                    3,276             --            --                --             3,276
                                                  --------       --------      --------          --------          --------

     Operating income (loss)                        11,812          6,614        (2,465)               --            15,961

OTHER INCOME (EXPENSE):

  Interest income (expense), net                    (8,137)            --        (3,190)(I)         1,597(J)         (9,730)
  Gain (loss) on interest rate swap                    308             --            --                --               308
  Other Income (expense)                              (129)            --            --                --              (129)
                                                  --------       --------      --------          --------          --------

     TOTAL OTHER INCOME (EXPENSE)                   (7,958)            --        (3,190)            1,597            (9,551)

        Income (loss) before income taxes            3,854          6,614        (5,655)            1,597             6,410

Income tax benefit (expense)                           (56)            --            --                --               (56)
                                                  --------       --------      --------          --------          --------

Income (loss) before minority interest               3,798          6,614        (5,655)            1,597             6,354


Minority interest in income (loss) of common
   unit holders and other subsidiaries                (147)            --           (34)(L)           (57)(L)          (238)
                                                  --------       --------      --------          --------          --------

Net income (loss) from continuing operations         3,651          6,614        (5,689)            1,540             6,116

Dividends on preferred shares                           --             --            --            (3,938)(M)        (3,938)
                                                  --------       --------      --------          --------          --------

Net income (loss) from continuing operations
   available for common shareholders              $  3,651       $  6,614      $ (5,689)         $ (2,398)         $  2,178
                                                  ========       ========      ========          ========          ========

 Net income (loss) from continuing operations per common share:

    Basic and diluted                             $   0.35                                                         $   0.21
    Weighted average number of common shares
      outstanding                                   10,370                                                           10,370
    Weighted average number of common and
      dilutive potential common shares              10,740                                                           10,740

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements

               WINDROSE MEDICAL PROPERTIES TRUST AND SUBSIDIARIES
                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)
                    (In thousands, except per share amounts)


(A) Represents the purchase price of the acquisitions (land of $2,379 and acquired lease intangibles, including above and below market rent adjustments, of $1,898).


                                                                                     FAIR VALUE OF    TOTAL REAL ESTATE
                                                PURCHASE PRICE     CLOSING COSTS    DEBT ADJUSTMENT      INVESTMENTS
                                              -------------------------------------------------------------------------
        Johns Creek Property I                    $ 5,459             $  27              $ 311            $ 5,797
        Los Gatos Medical Pavilion                 18,006                57                  -             18,063
        Lake Wood Medical Pavilion                  9,545                80                  -              9,625
        Palm Court Plaza and
          Professional Center                      26,000               180                  -             26,180
        Fox Valley MOB                              4,088                43                  -              4,131
        Yorkville MOB                               2,681                26                  -              2,707
        Union City MOB                             11,431                31                  -             11,462
                                              -------------------------------------------------------------------------
        Total                                     $77,210             $ 444              $ 311            $77,965
                                              =========================================================================

         Johns Creek Property II and III were acquired on March 1, 2005 and included in the "Historical" condensed consolidated balance sheet as of March 31, 2005.

(B)      Represents cash paid towards purchase of the properties.

(C) Represents escrows and other assets acquired with the purchase of the properties.

(D) Represents the fair value of assumed debt related to the acquisition of the properties.


                                                                                     TOTAL DEBT
                                               DEBT ASSUMED AT    LINE OF CREDIT     RELATED TO
                                                 FAIR VALUE         BORROWING        ACQUISITIONS
                                              ---------------------------------------------------
        Johns Creek Property I                    $ 3,929             $     -         $ 3,929
        Los Gatos Medical Pavilion                 12,688               6,734          19,422
        Lake Wood Medical Pavilion                  6,500               3,570          10,070
        Palm Court Plaza and
          Professional Center                      14,971               9,724          24,695
        Fox Valley MOB                                  -               4,000           4,000
        Yorkville MOB                               1,853                   -           1,853
        Union City MOB                                  -                   -               -
                                              ---------------------------------------------------
        Total                                     $39,941             $24,028         $63,969
                                              ===================================================


(E) Represents property taxes payable, security deposits and other liabilities assumed with the purchase of the properties.

(F) Represents the sale of 2,100,000 preferred shares at a price of $25 per share, which closed on June 30, 2005.


        Proceeds from offering                                                      $  52,500
        Estimated costs associated with the offering                                   (1,543)
                                                                                    ---------
        Net Proceeds                                                                $  50,957
                                                                                    =========

        Par value of preferred shares                                               $      21
        Additional paid-in-capital                                                     50,936
                                                                                    ---------
                                                                                    $  50,957
                                                                                    =========

        Use of Proceeds:
        Cash retained                                                               $  11,434
        Pay-down debt                                                                  39,523
                                                                                    ---------
                                                                                    $  50,957
                                                                                    =========

               WINDROSE MEDICAL PROPERTIES TRUST AND SUBSIDIARIES
 NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)
                                 (IN THOUSANDS)

(G) Represents historical revenues and certain expenses of properties acquired in 2005 for the year ended December 31, 2004 and for the period January 1, 2005 through March 31, 2005. Historical revenues and certain expenses exclude amounts which would not be comparable to the future operations of the properties such as interest expense, and depreciation. The following table presents the historical financial information for the properties included in the pro forma statements of earnings.


                                                                        For the year ended December 31, 2004
                                                                  -------------------------------------------------
                                                                  Rental Income                     Rental Expenses
                                                                  -------------                     ---------------
                           Johns Creek Properties                    $1,472                             $  165
                           Group A Properties                         6,200                              2,274
                           Union City MOB                             1,314                                279
                           Fox Valley MOB                               487                                287
                           Yorkville MOB                                266                                120
                                                                     ------                             ------
                               Totals                                $9,739                             $3,125
                                                                     ======                             ======



                                                                      For the three months ended March 31, 2005
                                                                  -------------------------------------------------

                                                                  Rental Income                     Rental Expenses
                                                                  -------------                     ---------------
                           Johns Creek Properties                    $  338                              $ 60
                           Group A Properties                         1,662                               490
                           Union City MOB                               297                                80
                           Fox Valley MOB                               105                                73
                           Yorkville MOB                                 75                                25
                                                                     ------                              ----
                               Totals                                $2,477                               728
                                                                     ======                              ====



(H) Reflects pro forma depreciation and amortization based on the depreciable basis of the Company's acquisition costs, assuming asset lives of 40 years for the building and the life of the lease for the acquired lease intangibles which range from 2 months to 120 months.

(I) Interest expense has been adjusted to reflect additional interest expense related to the assumption of debt of $39,630 (face value), and the borrowing on the line of credit related to the 2005 acquisitions. A fair value adjustment of $311 was recorded as the interest rate on the fixed rate mortgage debt assumed was higher than current market rates at the acquisition date. The fixed rate mortgage debt assumed bears interest at a fixed rate of 8.05%. The variable rate debt assumed bears interest at a rate ranging from LIBOR plus 2.0% to LIBOR plus 2.95%.

(J) Interest expense has been reduced for the assumed pay-down of the line of credit from proceeds from the preferred offering.

(K)      Reflects the following pro forma adjustments:


                                                                                          For the Year
                                                                                             ended               For the three
                                                                                          December 31,            months ended
                                                                                              2004               March 31, 2005
                                                                                          ------------           --------------
     Adjustment to rental income to reflect amortization
       of acquired lease intangibles related to above and
       below market leases on the 2005 acquisitions                                         $ (139)                  $(32)

     Adjustment to rental income to reflect new agreements
       (operating expense reimbursement agreements, signage
       agreements and ground lease agreement) that was a
       direct result of the acquisition of the Fox Valley
       MOB and Yorkville MOB                                                                   332                    101

     Adjustment to reduce rental income by one month of
       operations for 2 of the Johns Creek properties
       purchased on March 1, 2005 and thus previously
       reflected in the historical financials as of
       March 31, 2005                                                                           --                    (82)
                                                                                            ------                   ----
                                                                                            $  193                   $(13)
                                                                                            ======                   ====



(L) Reflects the additional minority interest expense resulting from the change in operating income based on the weighted average minority ownership percentage of the operating partnership of 3.55% for the year ended December 31, 2004 and 2.81% for the three months ended March 31, 2005.

(M) Represents the dividends on the 7.5% Series A Preferred Shares assuming they were issued January 1, 2004.

(N) Reflects an adjustment to reduce operating expenses by one month of operations for 2 of the Johns Creek properties purchased on March 1, 2005 and thus previously reflected in the historical financials as of March 31, 2005.